Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information online at http://www.arielinvestments.com/prospectusandreports/. You may also obtain this information at no cost by calling 800.292.7435 or by sending an email request to email@arielinvestments.com. The Fund’s full prospectus and statement of additional information, dated February 1, 2010, are incorporated into this summary prospectus.

Investment objective

Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund. You do not pay a sales charge or load when you buy or sell shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.87%
Total annual operating expenses	1.87%*
Less fee waiver or expense reimbursement	(0.62)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%

*                 The Advisor is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. The agreement automatically renews for additional one-year periods if not terminated in writing by either party before September 30 of each year.

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel Focus Fund. The example assumes that the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and reimbursement through September 30, 2011. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-Year	3-Year	5-Year	10-Year
Ariel Focus Fund	$127	$463	$891	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategy

Ariel Focus Fund invests primarily in common stocks of companies with market capitalizations in excess of $10 billion measured at the time of purchase. Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund holds investments for a relatively long period of time—typically two to five years. As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in quality companies in industries in which Ariel Investments (“Ariel” and “Adviser”) has expertise. The Fund only buys when Ariel believes that these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes should result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of industries is designed to add value in areas in which the Adviser has expertise. We believe such approach creates a concentrated portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value as determined by the Adviser or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Focus Fund is a non-diversified fund, which means that the Fund could own as few as 12 securities, but will generally own about 20 securities in its portfolio.

Principal risks

Although Ariel Investments makes every effort to achieve the Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks of investing in the Fund include:

•            As the Fund holds relatively few stocks, a fluctuation in one stock could significantly affect overall performance.

•            The stocks in companies held by the Fund could fall out of favor.

•            The general level of stock prices could decline.

•            The Fund may invest up to 20% of its respective assets in securities of foreign companies, which may involve risks of currency fluctuation and adverse developments in the foreign countries.

•            The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s annual total returns over time by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, please visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total Return for the Year Ended December 31

Best Quarter:	2Q'09	22.87%
Worst Quarter:	4Q'08	-26.82%

Return for the fiscal quarter ended 12/31/09 was 7.34%.

	As of December 31, 2009
Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Return Before Taxes	33.46%	N/A	N/A	(0.10)%
Return After Taxes on Distributions(a)	33.28%	N/A	N/A	(0.51)%
Return After Taxes on Distributions and Sale of Fund Shares(a)	21.75%	N/A	N/A	(0.29)%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	19.69%	(0.25)%	2.47%	(0.80)%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	(0.95)%	0.49%

(a)         After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements such as Individual Retirement Accounts (IRAs).

Investment adviser

Ariel Investments, LLC, is the investment adviser to the Fund.

Portfolio managers

Charles Bobrinskoy, Co-portfolio Manager since 2005

Timothy Fidler, CFA, Co-portfolio Manager since 2005

Purchase and sale of Fund shares

Investors may purchase or redeem Fund shares on any business day by written request, via the internet, wire transfer, telephone or through a financial intermediary. You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53210-0701), by internet at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	$100
Retirement	$1,000	$100
Coverdell Education Savings Account	$1,000	$100
Automatic investment plan (AIP)	$0 (waived)	$50 per month

Tax information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Slow and Steady Wins the Race

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

FOCUS SUMPRO ©2/10